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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)    February 8, 1999
                                                -----------------------


                                  K-Swiss Inc.
                                  ------------

             (Exact name of registrant as specified in its charter)


    Delaware                            0-18490               95-4265988
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(State or other                       (Commission        (I.R.S. Employer
  jurisdiction                        File Number)        Identification No.)
of incorporation)


   31248 Oak Crest Drive, Westlake Village, California             91361
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       (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code (818) 706-5100
                                                         ---------------
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Item 5.  Other Events.
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      On February 8, 1999, the Company's Board of Directors approved a two-for-
      one stock split for both Class A and Class B common stock. This stock split will be in the form of a 100 percent stock dividend to be distributed on March 26, 1999 to stockholders of record at the close of business on March 15, 1999. The Board of Directors also approved an increase in the cash dividend per share to an annual rate, on a post-split basis, of 6 cents per common share from an annual rate of 4 cents per common share. A copy of the February 8, 1999 press release is attached as
      Exhibit 99.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)  Exhibits:

           99  Press release dated February 8, 1999.

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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         K-Swiss Inc.



Date: February 8, 1999                   By: /s/ George Powlick
                                            ---------------------
                                            George Powlick,
                                            Vice President Finance and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX
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                                                            Page
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Exhibit
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   99          Press release dated February 8, 1999.          5

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